TIAA SEPARATE ACCOUNT VA-1 (“VA-1”)

SUPPLEMENT NO. 2

dated January 2, 2024

to the Statement of Additional Information (“SAI”)

dated May 1, 2023, as supplemented through October 13, 2023

As previously disclosed, four of VA-1’s Managers (Joseph A. Boateng, Michael A. Forrester, Thomas J. Kenny and Loren M. Starr) were nominated to serve as board members on a newly-aligned and consolidated board of the TIAA-CREF Funds (“TCF”), TIAA-CREF Life Funds (“TCLF”) and a group of funds advised by Nuveen Fund Advisors, LLC (the “Nuveen Funds”) (collectively, with TCF and TCLF, the “Nuveen Fund Complex”). These four nominees were each subsequently elected by the respective shareholders of TCF, TCLF and the Nuveen Funds to the joint Nuveen Fund Complex Board on November 20, 2023, effective as of January 1, 2024. Consequently, Messrs. Boateng, Forrester, Kenny and Starr each resigned from the VA-1 Management Committee effective as of the close of business on December 31, 2023, and all information regarding them is hereby deleted from the SAI, except for disclosure regarding their historical compensation.

The seven remaining VA-1 Managers (Forrest Berkley, Joseph A. Carrier, Janice C. Eberly, Nancy A. Eckl, Howell E. Jackson, Nicole Thorne Jenkins and James M. Poterba) will continue to serve as members of the VA-1 Management Committee, as well as of the Board of the College Retirement Equities Fund (“CREF”).

Additionally, the VA-1 Management Committee approved the following actions effective January 1, 2024:

1.	Chairman of the Management Committee: James M. Poterba was elected as Chair of the VA-1 Management Committee for a four-year term.

2.	Manager Compensation: Compensation is paid to the Managers based on each Manager’s service as a member of the Management Committee of VA-1 and as a member of the Board of CREF, and Manager compensation expenses are allocated among each of the single portfolio of VA-1 and each of the Accounts of CREF, as applicable. Effective January 1, 2024, Manager compensation is based on the following rates: an annual retainer of $250,000; an annual committee chair fee of $30,000 each for the Audit and Compliance Committee, Finance Committee, Investment Committee, Nominating and Governance Committee, and Products Committee; an annual Management Committee chair fee of $90,000; and an annual committee retainer of $30,000 each for the Audit and Compliance Committee, Finance Committee, Investment Committee, Nominating and Governance Committee, and Products Committee. When committees are formed to address special topics, committee members are compensated a flat rate per quarter for any quarter in which such committee meets one or more times. The Chair of such committee is also compensated an additional flat rate per quarter for any quarter in which such committee meets one or more times.

The Board strongly encourages Managers to invest in the accounts they oversee. The goal is for each Manager to invest an amount equal in value to at least two- and one-half years’ compensation as a Manager (approximately $1 million dollars). New Managers have a period of three years in which to reach this level. This investment goal is very strongly recommended, but not mandatory. Deferral of Manager compensation is one mechanism for investing in the accounts. VA-1 has a deferred compensation plan for Managers. Under this unfunded deferred compensation plan, Managers may elect to contribute any portion of their annual compensation to the plan, which is allocated to notional investments in certain annuities or other proprietary investments selected by each Manager. As currently structured, after the Manager leaves this Management Committee, benefits related to service on this Management Committee will be paid in a lump sum or in annual installments over a period of 2 to 20 years, as requested by the Manager. The Management Committee may waive the mandatory retirement policy for the Managers, which would delay the commencement of benefit payments until after the Manager eventually retires from the Management Committee. VA-1 no longer has a long-term compensation plan for Managers.

3.	Committees of the Management Committee: The Management Committee established the following standing committees, each with specific responsibilities for aspects of VA-1’s operations and whose charters are available upon request. Such committees supersede all previous standing committees of the VA-1 Management Committee:

(1) An Audit and Compliance Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities relating to accounting and financial reporting processes, valuation issues, and certain compliance matters. The Audit and Compliance Committee is also charged with, among other matters, approving and/or recommending for Management Committee approval the appointment, compensation and retention (or termination) of VA-1’s independent registered public accounting firm. All members of the Management Committee are members of the Audit and Compliance Committee, with Mr. Carrier serving as chair. During the fiscal year ended December 31, 2022, the Audit and Compliance Committee held four meetings. Mr. Carrier has been designated as an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission.

(2) An Investment Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for the investment management process, strategies and policies for VA-1. This includes review of investment performance and risk metrics, and VA-1 and its Adviser’s trading practices. All members of the Management Committee are members of the Investment Committee, with Mr. Berkley serving as chair. During the fiscal year ended December 31, 2022, the Investment Committee held six meetings.

(3) A Finance Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for certain financial matters, including reviewing the processes and methodologies used to determine expense allocations charged to VA-1, expense adjustments and certain arrangements with Teachers Insurance and Annuity Association of America (“TIAA”) and other key vendors. All members of the Management Committee are members of the Finance Committee, with Ms. Eckl serving as chair. As this is a new Committee, it has not yet held any meeting as of January 1, 2024.

(4) An Executive Committee, consisting solely of independent Managers, which generally is vested with full Management Committee powers for emergent matters that arise between regularly scheduled Management Committee meetings. The Management Committee Chair, Chair of the Nominating and Governance Committee, and the Chair of the Audit and Compliance Committee are members of the Executive Committee, with Mr. Poterba serving as chair. During the fiscal year ended December 31, 2022, the Executive Committee held no meetings.

(5) A Nominating and Governance Committee, consisting solely of independent Managers, which assists the Management Committee in addressing internal governance matters for VA-1, including determining the criteria, policies and process for consideration and selection of Manager candidates and recommending persons to be nominated or re-nominated as Managers, reviewing Manager and Chief Compliance Officer compensation matters, periodically reviewing the size, composition, independence, and functioning of the Management Committee and its Committees and recommending the appointment of officers and signatories for VA-1. All members of the Management Committee are members of the Nominating and Governance Committee, with Prof. Eberly serving as chair. During the fiscal year ended December 31, 2022, the Nominating and Governance Committee held seven meetings.

(6) A Products Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for VA-1, including monitoring certain annuity features, reviewing management proposals regarding the structure and operations and monitoring certain financial and operational metrics. All members of the Management Committee are members of the Products Committee, with Prof. Jackson serving as chair. As this is a new Committee, it has not yet held any meetings as of January 1, 2024.

A41527 (1/24)